April 30, 2003




Dear Contract Holder:

Attached are the December 31, 2002 audited financial statements of Washington National Insurance Company.


We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company




The March 1, 2003 Fundamental Investors, Inc. Prospectus, file number 811-00032, as filed with the Securities and Exchange Commission on February 28, 2003 is incorporated herein by reference.

                      Washington National Insurance Company

       Consolidated Financial Statements as of December 31, 2002 and 2001, and for the years ended December 31, 2002, 2001 and 2000

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors and Shareholder
Washington National Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Washington National Insurance Company and subsidiaries (the "Company") at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. The consolidated financial statements give retroactive effect to the merger of Washington National Insurance Company and Wabash Life Insurance Company and its subsidiary which has been accounted for similar to a pooling of interests as described more fully in Notes 1 and 2 to the consolidated financial statements. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the Company's ultimate parent has filed a petition for reorganization under the federal bankruptcy code. The Company is a separate legal entity and is not included in the petition filed by its parent.


                                                /s/ PricewaterhouseCoopers LLP
                                                --------------------------------
                                                PricewaterhouseCoopers LLP

April 25, 2003

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET
                           December 31, 2002 and 2001
                              (Dollars in millions)


                                     ASSETS

                                                                                            2002             2001
                                                                                            ----             ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       2002 - $3,881.8; 2001 - $4,226.1)...............................................    $3,950.2          $4,117.3
    Equity securities at fair value (amortized cost: 2002-$7.2; 2001-$35.6)............         8.6              31.3
    Preferred stock of affiliate at fair value (amortized cost:  2002 - $57.4;
       2001 - $97.6)...................................................................        57.4              97.6
    Mortgage loans.....................................................................       382.4             371.1
    Policy loans.......................................................................       284.6             270.6
    Other invested assets .............................................................        49.0              45.9
                                                                                           --------          --------

          Total investments............................................................     4,732.2           4,933.8


Cash and cash equivalents..............................................................        77.6             310.5
Accrued investment income..............................................................        92.7             102.5
Cost of policies purchased.............................................................       306.7             390.4
Cost of policies produced..............................................................       332.1             310.8
Reinsurance receivables................................................................       298.4             334.0
Goodwill  .............................................................................         -               590.1
Income tax assets......................................................................        35.7             193.8
Assets held in separate accounts.......................................................        21.9              36.0
Other assets...........................................................................        32.4              14.8
                                                                                           --------          --------

          Total assets.................................................................    $5,929.7          $7,216.7
                                                                                           ========          ========


















                            (continued on next page)


                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                           December 31, 2002 and 2001
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                            2002              2001
                                                                                            ----              ----
Liabilities:
    Insurance liabilities..............................................................    $5,240.1          $5,408.8
    Liabilities related to separate accounts...........................................        21.9              36.0
    Investment borrowings..............................................................        52.3             275.2
    Surplus debenture payable to parent................................................         -               254.2
    Other liabilities..................................................................        97.2             219.8
                                                                                           --------          --------

            Total liabilities..........................................................     5,411.5           6,194.0
                                                                                           --------          --------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $5.00 per share, 5,250,000
       shares authorized, 5,007,370 shares issued and outstanding).....................     1,292.6             986.4
    Accumulated other comprehensive income (loss)......................................        36.1             (57.8)
    Retained earnings (deficit)........................................................      (810.5)             94.1
                                                                                           --------          --------

            Total shareholder's equity.................................................       518.2           1,022.7
                                                                                           --------          --------

            Total liabilities and shareholder's equity.................................    $5,929.7          $7,216.7
                                                                                           ========          ========


























                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF OPERATIONS
              for the years ended December 31, 2002, 2001 and 2000
                              (Dollars in millions)


                                                                       2002         2001         2000
                                                                       ----         ----         ----
Revenues:
   Insurance policy income........................................    $ 570.2       $481.9       $522.8
   Net investment income..........................................      341.1        378.9        400.5
   Net realized investment losses.................................     (196.1)       (59.2)       (70.7)
   Other .........................................................        5.7          9.5         14.4
                                                                      -------       ------       ------

       Total revenues.............................................      720.9        811.1        867.0
                                                                      -------       ------       ------

Benefits and expenses:
   Insurance policy benefits......................................      614.8        593.9        568.1
   Amortization ..................................................      172.5        130.4        150.5
   Other operating costs and expenses.............................      152.3        126.5        166.3
                                                                      -------       ------       ------

       Total benefits and expenses................................      939.6        850.8        884.9
                                                                      -------       ------       ------

       Loss before income taxes and cumulative effect of
         accounting change........................................     (218.7)       (39.7)       (17.9)

Income tax expense (benefit):
   Tax benefit on period income...................................      (12.8)       (11.7)        (1.1)
   Valuation allowance for deferred tax asset.....................      108.6          -            -
                                                                      -------       ------       ------

       Loss before cumulative effect of accounting change.........     (314.5)       (28.0)       (16.8)

Cumulative effect of accounting change............................      590.1          -            -
                                                                      -------       ------       ------

       Net loss...................................................    $(904.6)      $(28.0)      $(16.8)
                                                                      =======       ======       ======



















                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                 CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 2002, 2001 and 2000
                              (Dollars in millions)


                                                                            Common stock    Accumulated other
                                                                           and additional     comprehensive       Retained
                                                                 Total     paid-in capital    income (loss)     earnings (deficit)
                                                                 -----     ---------------    -------------     ------------------
Balance, December 31, 1999..................................   $1,131.6      $  986.8              $(112.4)        $ 257.2

Comprehensive income, net of tax:
   Net loss.................................................      (16.8)          -                    -             (16.8)
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax expense
       of $16.0)............................................       29.8           -                   29.8             -
                                                               --------

         Total comprehensive income.........................       13.0

   Other....................................................        (.4)          (.4)                 -               -

   Dividends on common stock................................      (77.7)          -                    -             (77.7)
                                                               --------      --------              -------         -------

Balance, December 31, 2000..................................    1,066.5         986.4                (82.6)          162.7

Comprehensive loss, net of tax:
   Net loss.................................................      (28.0)          -                    -             (28.0)
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax
     expense of $14.4)......................................       24.8           -                   24.8             -
                                                               --------

       Total comprehensive loss.............................       (3.2)

   Dividends on common stock................................      (40.6)          -                    -             (40.6)
                                                               --------      --------              -------         -------

Balance, December 31, 2001..................................    1,022.7         986.4                (57.8)           94.1

Comprehensive loss, net of tax:
   Net loss.................................................     (904.6)          -                    -            (904.6)
   Change in unrealized appreciation (depreciation) of
     securities (net of applicable income tax expense
     of $53.0)..............................................       93.9           -                   93.9             -
                                                               --------

         Total comprehensive loss...........................     (810.7)

   Capital contribution.....................................      306.2         306.2                  -               -
                                                               --------      --------              -------         -------

Balance, December 31, 2002..................................   $  518.2      $1,292.6              $  36.1         $(810.5)
                                                               ========      ========              =======         =======






                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS
              for the years ended December 31, 2002, 2001 and 2000
                              (Dollars in millions)


                                                                       2002         2001         2000
                                                                       ----         ----         ----
Cash flows from operating activities:
   Net loss.......................................................    $ (904.6) $   (28.0)     $  (16.8)
   Adjustments to reconcile net loss to net
     cash provided (used) by operating
     activities:
       Amortization and depreciation..............................       172.8      132.7         150.9
       Income taxes...............................................       105.1      (40.8)        (14.0)
       Insurance liabilities......................................      (168.5)    (202.2)       (152.2)
       Accrual and amortization of investment income..............        15.3        1.3          (2.1)
       Cumulative effect of accounting change.....................       590.1        -             -
       Deferral of cost of policies produced and purchased........       (80.3)     (88.6)       (111.8)
       Net losses from sale of investments........................       196.1       59.2          70.7
       Other......................................................       (90.4)      20.4          (2.8)
                                                                      --------  ---------      --------

           Net cash used by operating activities..................      (164.4)    (146.0)        (78.1)
                                                                      --------  ---------      --------

Cash flows from investing activities:
   Sales of investments...........................................     2,750.2    3,137.9         961.5
   Maturities and redemptions.....................................       273.1      252.7         173.7
   Purchases of investments.......................................    (2,841.6)  (3,341.7)       (784.9)
   Other..........................................................        (3.9)       5.5          (1.4)
                                                                      -------- ----------      --------

           Net cash provided by investing activities..............       177.8       54.4         348.9
                                                                      --------  ---------      --------

Cash flows from financing activities:
   Capital contribution...........................................        35.0        -             -
   Deposits to insurance liabilities..............................       508.6      502.8         491.5
   Investment borrowings..........................................      (222.9)     230.6        (192.0)
   Withdrawals from insurance liabilities.........................      (567.0)    (429.8)       (653.5)
   Dividends paid on common stock.................................         -        (14.8)        (31.2)
                                                                      --------  ---------      --------

           Net cash provided (used) by financing activities.......      (246.3)     288.8        (385.2)
                                                                      --------  ---------      --------

           Net increase (decrease) in cash and
              cash equivalents....................................      (232.9)     197.2        (114.4)

Cash and cash equivalents, beginning of period....................       310.5      113.3         227.7
                                                                      --------  ---------      --------

Cash and cash equivalents, end of period..........................    $   77.6  $   310.5      $  113.3
                                                                      ========  =========      ========



                   The accompanying notes are an integral part
                          of the financial statements.

                      WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



1.   SIGNIFICANT ACCOUNTING POLICIES:

     Basis of Presentation

     On December 5, 1997, Conseco, Inc. ("Conseco") completed the acquisition of Washington National Insurance Company ("we" or the "Company"). Shareholders of the Company's former parent received $33.25 in cash per common share. The acquisition was accounted for using the push-down purchase method of accounting with an effective date of December 1, 1997. Under this method, the total cost to acquire the Company was allocated to the assets and liabilities based on their fair value, with the excess of the total purchase cost over the fair value of the net assets acquired recorded as goodwill.

     The consolidated financial statements include the effect of the June 30, 2001, merger of Wabash Life Insurance Company ("Wabash", a wholly owned subsidiary of Conseco since its acquisition effective July 1, 1996) into the Company. This merger has been accounted for similar to a pooling of interests, as both companies are under common control. Therefore, the assets and liabilities of each company have been combined at their book values and the consolidated statements of operations, shareholder's equity and cash flows have been restated for all periods presented as if the companies had always been combined. Intercompany transactions among the consolidated companies have been eliminated in consolidation. In addition, effective December 31, 2001, United Presidential Life Insurance Company ("UPI", a wholly owned subsidiary of the Company) was merged into Conseco Life Insurance Company ("Conseco Life"), which had been a wholly owned subsidiary of Wabash, with Conseco Life being the surviving corporation. Such merger was also accounted for similar to a pooling of interests and had no effect on the consolidated financial statements as both Conseco Life and UPI were wholly owned subsidiaries of the Company.

     The Company and its subsidiary (Conseco Life) are life insurance companies domiciled in Illinois and Indiana, respectively, which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. Conseco is a financial services holding company with subsidiaries operating throughout the United States. On December 17, 2002, Conseco (the Company's ultimate parent), CIHC, Inc. ("CIHC", a wholly owned subsidiary of Conseco and an indirect parent of the Company) and certain other affiliates (collectively referred to as the "Debtors") filed petitions for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Illinois (the "Bankruptcy Court"). On March 18, 2003, the Bankruptcy Court approved the Debtors Plan of Reorganization (the "Plan") as described in the Debtors' Disclosure Statement, as containing adequate information, as such term is defined in Section 1125 of the Bankruptcy Code, to permit the solicitation of votes from creditors on whether or not to accept the Plan. The impact that the Plan may have on the operations of Conseco and its subsidiaries, including the Company, cannot be accurately predicted or quantified.

     The Company is a separate legal entity and is not included in the petitions filed by the Debtors. Therefore, the assets of the Company are not subject to the claims of the creditors of the Debtors' that have filed petitions for reorganization. The Company is continuing to operate as in the past.

     The following summary explains the significant accounting policies we use to prepare our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board ("FASB"), the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, certain notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and included in other invested assets. We include any unrealized gain or loss on trading securities in net gains (losses) from sales of investments.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Equity securities include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholders' equity. When declines in value considered to be other than temporary occur, we reduce the amortized cost to estimated fair value and recognize a loss in the statement of operations.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

     Other invested assets include trading securities and certain non-traditional investments. Trading securities are carried at market value with the change in value recognized as a charge to net income (loss). These securities are expected to be sold in the near term. Non-traditional investments include investments in certain limited partnerships and promissory notes; we account for them using either the cost method, or for investments in partnerships, the equity method.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

     When we sell a security (other than a trading security), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as an investment gain or loss.

     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     Cash and Cash Equivalents

     Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

     Assets Held in Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the market value of the underlying assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy: (i) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect of the event on future investment yields. We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense.

     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as the cost of policies purchased. We also defer renewal commissions paid in excess of ultimate commission levels related to the purchased policies in this account. The balance of this account is amortized, evaluated for recovery, and adjusted for the impact of unrealized gains (losses) in the same manner as the cost of policies produced described above.

     The discount rate we use to determine the value of the cost of policies purchased is the rate of return we need to earn in order to invest in the business being acquired. In determining this required rate of return, we consider many factors including: (i) the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows; (ii) the cost of our capital required to fund the acquisition; (iii) the likelihood of changes in projected future cash flows that might occur if there are changes in insurance regulations and tax laws; (iv) the acquired company's compatibility with other Company activities that may favorably affect future cash flows; (v) the complexity of the acquired company; and (vi) recent prices (i.e., discount rates used in determining valuations) paid by others to acquire similar blocks of business.

     Goodwill

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. The Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142") effective January 1, 2002, as further described under the caption "Cumulative Effect of Accounting Change". Prior to the adoption of SFAS 142, our analysis indicated that the anticipated ongoing cash flows from the earnings of the Company extended beyond the maximum 40-year period allowed for goodwill amortization. Accordingly, for periods prior to 2002, we amortized goodwill on a straight-line basis generally over a 40-year period. The total accumulated amortization of goodwill was $99.1 million at December 31, 2001. Pursuant to generally accepted accounting principles in effect at December 31, 2001, we had determined that goodwill was fully recoverable from projected undiscounted net cash flows from our earnings over the remaining amortization period. If we had determined that the undiscounted projected cash flows no longer supported the recoverability of goodwill over the remaining amortization period, we would have reduced its carrying value with a corresponding charge to expense or shortened the amortization period (no such charges had occurred prior to 2002).

     In connection with the acquisition of the Company and its subsidiary by Conseco, tax liabilities were established for potential tax contingencies at the time of the acquisition. In 2001, we determined that some of these liabilities for potential tax contingencies were no longer needed. When these liabilities were reduced, we also reduced goodwill by $66.1 million.

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as a result of the failure of one of our reinsurers is considered remote. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $112.4 million, $150.7 million and $112.0 million for the years ended December 31, 2002, 2001 and 2000, respectively. Of the cost of reinsurance ceded, approximately $13.1 million, $35.4 million and $67.1 million for the years ended December 31, 2002, 2001 and 2000, respectively, were from transactions with affiliates of the Company. A receivable is recorded for the reinsured portion of insurance policy benefits paid and liabilities for insurance products. Reinsurance recoveries netted against insurance policy benefits totaled $102.9 million, $87.8 million and $113.0 million in 2002, 2001 and 2000, respectively.

     From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize the cost of policies produced described above. Reinsurance premiums assumed totaled $100.7 million, $24.1 million and $59.3 million in 2002, 2001 and 2000, respectively. In 2002, $83.1 million of the reinsurance premiums assumed were from transactions with affiliates of the Company. Reinsurance premiums assumed from affiliated companies were not significant in 2001 and 2000.

     At December 31, 2002, 2001 and 2000, approximately 26 percent, 35 percent and 45 percent, respectively, of our total reinsurance recoverables were from subsidiaries of Conseco.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. As of December 31, 2002, a valuation reserve of $156.8 million has been provided as the realization of the net deferred tax asset is uncertain.

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold (rather than being the same security). Such borrowings averaged $107.7 million during 2002 and $126.1 million during 2001. These borrowings were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 1.3 percent and 3.3 percent in 2002 and 2001, respectively. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 2002). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, certain investments, goodwill, insurance liabilities, liabilities related to litigation, guaranty fund assessment accruals and assets and liabilities related to income taxes. If our future experience differs materially from these estimates and assumptions,

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

our financial statements could be affected.

     Fair Values of Financial Instruments

     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity (including non-redeemable preferred stock) and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     Cash and cash equivalents. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations. The market value of policy loans approximates their carrying value.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we estimate the fair value based on: (i) discounted future expected cash flows; or (ii) independent transactions which establish a value for our investment. When we are unable to estimate a fair value, we assume a market value equal to carrying value.

     Insurance liabilities for interest-sensitive products. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                                              2002                           2001
                                                                   ------------------------      -------------------------
                                                                   Carrying           Fair       Carrying            Fair
                                                                    Amount            Value       Amount             Value
                                                                    ------            -----       ------             -----
                                                                                     (Dollars in millions)
Financial assets:
   Actively managed fixed maturities............................   $3,950.2        $3,950.2      $4,117.3        $4,117.3
   Equity securities............................................        8.6             8.6          31.3            31.3
   Preferred stock of affiliate ................................       57.4            57.4          97.6            97.6
   Mortgage loans...............................................      382.4           394.8         371.1           369.7
   Policy loans.................................................      284.6           284.6         270.6           270.6
   Other invested assets........................................       49.0            49.0          45.9            45.9
   Cash and cash equivalents....................................       77.6            77.6         310.5           310.5

Financial liabilities:
   Insurance liabilities for interest-sensitive products (1)....    4,206.8         4,206.8       4,375.7         4,375.7
   Investment borrowings........................................       52.3            52.3         275.2           275.2


--------------------
(1) The estimated fair value of the liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2002 and 2001. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for interest-sensitive products. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.


                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Cumulative Effect of Accounting Change

     The FASB issued SFAS 142, in June 2001. Under the new rule, intangible assets with an indefinite life are no longer amortized in periods subsequent to December 31, 2001, but are subject to annual impairment tests (or more frequently under certain circumstances), effective January 1, 2002. The Company has determined that all of its goodwill has an indefinite life and is therefore subject to the new rules.

     Pursuant to SFAS 142, the goodwill impairment test has two steps. The first step consisted of determining the estimated fair value of the Company. The estimated fair value was then compared to the Company's book value. If the estimated fair value exceeds the book value, the test is complete and goodwill is not impaired. If the fair value is less than the book value, the second step of the impairment test must be performed, which compares the implied fair value of the Company's goodwill with the book value of that goodwill to measure the amount of goodwill impairment, if any.

     Pursuant to the transitional rules of SFAS 142, we completed the two-step impairment test during 2002 and, as a result of that test, we recorded the cumulative effect of the accounting change for the goodwill impairment charge of $590.1 million. The impairment charge is reflected in the cumulative effect of an accounting change in the accompanying consolidated statement of operations for the year ended December 31, 2002.

     The significant factors used to determine the amount of the impairment included analyses of industry market valuations, historical and projected performance of the Company, discounted cash flow analyses and the market value of our capital. The valuation utilized the best available information, including assumptions and projections we considered reasonable and supportable. The assumptions we used to determine the discounted cash flows involve significant judgments regarding the best estimate of future premiums, expected mortality and morbidity, interest earned and credited rates, persistency and expenses. The discount rate used was based on an analysis of the weighted average cost of capital for several insurance companies and considered the specific risk factors related to the Company. Pursuant to the guidance in SFAS 142, quoted market prices in active markets are the best evidence of fair value and shall be used as the basis for measurement, if available. Our impairment analysis also considered the significant negative events affecting Conseco during 2002 as well as the rating agency downgrades experienced by the Company in 2002.

     Prior to the adoption of SFAS 142, we determined whether goodwill was recoverable from projected undiscounted net cash flows for our earnings over the remaining amortization period. If we determined that undiscounted projected cash flows were not sufficient to recover the goodwill balance, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period.

     Changes in the carrying amount of goodwill for the years ended December 31, 2002 and 2001, are as follows:


                                                                                  2002         2001
                                                                                  ----         ----
                                                                                (Dollars in millions)
Goodwill balance, beginning of year.........................................    $ 590.1       $676.2
Amortization expense........................................................        -          (20.0)
Cumulative effect of accounting change......................................     (590.1)         -
Change in tax valuation contingencies established at acquisition date
    for acquired companies..................................................         -         (66.1)
                                                                                -------       ------

Goodwill balance, end of year...............................................    $    -        $590.1
                                                                                =======       ======

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     In accordance with SFAS 142, we discontinued the amortization of goodwill expense effective January 1, 2002. The following information summarizes the impact of goodwill amortization on net income (loss) for the periods presented in our consolidated statement of operations for periods prior to January 1, 2002:

                                                                          2001             2000
                                                                          ----             ----
                                                                          (Dollars in millions)
Reported net loss...................................................     $(28.0)          $(16.8)
Add back:  goodwill amortization.....................................      20.0             19.0
                                                                           ----           ------

Adjusted net income (loss)...........................................    $ (8.0)          $  2.2
                                                                         ======           ======

     Recently Issued Accounting Standards

     In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN 46"), which requires expanded disclosures for and, in some cases, consolidation of significant investments in variable interest entities ("VIE"). A VIE is an entity in which the equity investors do not have the characteristics of a controlling financial interest, or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Under FIN 46, a company is required to consolidate a VIE if it is the primary beneficiary of the VIE. FIN 46 defines primary beneficiary as the party which will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual returns, or both. FIN 46 is effective immediately for VIEs created after January 31, 2003. For VIEs acquired before February 1, 2003, the additional disclosure requirements are effective for financial statements issued after January 31, 2003 and the consolidation requirements must be applied not later than the fiscal year or interim period beginning after June 15, 2003. The Company has investments in various types of VIEs. However, the Company is not the primary beneficiary of the VIEs and, therefore, the consolidation and disclosure requirements of FIN 46 are not applicable for these investments.

     The FASB issued FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") in November 2002. FIN 45 requires certain guarantees to be recognized as liabilities at fair value. In addition, it requires a guarantor to make new disclosures regarding its obligations. FIN 45's liability recognition requirement is effective on a prospective basis for guarantees issued or modified after December 31, 2002. We do not expect that FIN 45 will materially impact the Company's results of operations or financial condition.

     The FASB issued Statement of Financial Accounting Standards No. 146, "Accounting for Exit or Disposal Activities" ("SFAS 146") in June 2002. SFAS 146 addresses financial accounting and reporting for costs that are associated with exit and disposal activities and supersedes Emerging Issues Task Force Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)" ("EITF 94-3"). SFAS 146 is required to be used to account for exit or disposal activities that are initiated after December 31, 2002. The provisions of EITF 94-3 shall continue to apply for an exit activity initiated prior to the adoption of SFAS 146. SFAS 146 requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of commitment to an exit or disposal plan. The Company plans to adopt the provisions of SFAS 146 on January 1, 2003. We do not expect the initial adoption of SFAS 146 to have a material impact on the Company's consolidated financial statements.

     The FASB issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" ("SFAS 145") in April 2002. Under previous guidance all gains and losses resulting from the extinguishment of debt were required to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. SFAS 145 rescinds that guidance and requires that gains and losses from extinguishments of debt be classified as extraordinary items only if they are both unusual and infrequent in occurrence. SFAS 145 also amends previous guidance to require certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-leaseback transactions. This new guidance is effective for fiscal years beginning after May 15, 2002. We do not expect SFAS 145 to materially impact the Company's results of operations and financial position.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     The FASB issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment of Long-Lived Assets" ("SFAS 144") in August 2001. This standard addresses the measurement and reporting for impairment of all long-lived assets. It also broadens the definition of what may be presented as a discontinued operation in the consolidated statement of operations to include components of a company's business segments. SFAS 144 requires that long-lived assets currently in use be written down to fair value when considered impaired. Long-lived assets to be disposed of are written down to the lower of cost or fair value less the estimated cost to sell. The Company adopted this standard on January 1, 2002. The adoption of this standard did not have a material effect on our financial position or results of operations.

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by Statement of Financial Accounting Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" and Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as "SFAS 133") requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income (loss), depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. We adopted SFAS 133 on January 1, 2001. The initial adoption of the new standard did not have a material impact on the Company's financial position or results of operations and there was no cumulative effect of an accounting change related to its adoption.

     Statement of Position No. 98-7, "Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7") provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer risk. We adopted SOP 98-7 on January 1, 2000. The adoption did not have a material impact on the Company's consolidated financial condition or results of operations.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

2.   MERGER:

     Effective June 30, 2001, Wabash was merged with the Company, with the Company being the surviving corporation. At the time of the merger, all outstanding shares of Wabash's common stock were cancelled. Each share of common stock of the Company issued and outstanding at June 30, 2001, remained outstanding as the common stock of the merged company. As described in note 1, the consolidated financial statements include the assets and liabilities of Wabash at December 31, 2001 and its results of operations, changes in shareholder's equity and cash flows for the two years ended December 31, 2001, as if the companies had always been combined. The impact of the merger on certain balances reflected in the consolidated financial statements was as follows:


                                                                       Amount prior
                                                                         to effect                   Reported
                                                                         of merger       Wabash       amount
                                                                         ---------       ------       ------
                                                                                  (Dollars in millions)
2000
Insurance policy income................................................     $151.5       $371.3       $522.8
Net investment income..................................................      132.4        268.1        400.5
Total revenues.........................................................      268.3        598.7        867.0
Insurance policy benefits..............................................      177.0        391.1        568.1
Amortization...........................................................       24.7        125.8        150.5
Total benefits and expenses............................................      241.7        643.2        884.9
Net income (loss)......................................................       18.2        (35.0)       (16.8)


3.   INVESTMENTS:

     At December 31, 2002, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                         Gross       Gross      Estimated
                                                                          Amortized    unrealized  unrealized      fair
                                                                             cost        gains       losses        value
                                                                             ----        -----       ------        -----
                                                                                       (Dollars in millions)
Investment grade:
   Corporate securities................................................   $2,247.6        $105.1      $ 66.0     $2,286.7
   United States Treasury securities and obligations of
     United States government corporations and agencies................       58.2           3.4          .9         60.7
   States and political subdivisions...................................       68.7           4.1          .1         72.7
   Debt securities issued by foreign governments.......................       25.7           2.5         -           28.2
   Mortgage-backed securities .........................................    1,156.4          68.5         3.2      1,221.7
Below-investment grade (primarily corporate securities)................      325.2           9.7        54.7        280.2
                                                                          --------        ------      ------     --------

     Total actively managed fixed maturities...........................   $3,881.8        $193.3      $124.9     $3,950.2
                                                                          ========        ======      ======     ========

Equity securities......................................................   $    7.2        $  1.4      $   -      $    8.6
                                                                          ========        ======      ======     ========

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     At December 31, 2001, the amortized cost and estimated fair value of actively managed fixed maturity securities were as follows:

                                                                                         Gross        Gross      Estimated
                                                                          Amortized    unrealized   unrealized     fair
                                                                            cost         gains        losses       value
                                                                            ----         -----        ------       -----
                                                                                       (Dollars in millions)
Investment grade:
   Corporate securities................................................  $2,539.2       $21.0       $102.2      $2,458.0
   United States Treasury securities and obligations of
     United States government corporations and agencies................      60.1         2.6           .3          62.4
   States and political subdivisions...................................      38.9          .9           .5          39.3
   Debt securities issued by foreign governments.......................      24.6         1.1           .1          25.6
   Mortgage-backed securities .........................................   1,311.3        19.1         12.0       1,318.4
Below-investment grade (primarily corporate securities)................     252.0         2.7         41.1         213.6
                                                                         --------       -----       ------      --------

     Total actively managed fixed maturities...........................  $4,226.1       $47.4       $156.2      $4,117.3
                                                                         ========       =====       ======      ========

Equity securities......................................................  $   35.6       $  .9       $  5.2      $   31.3
                                                                         ========       =====       ======      ========

     Accumulated other comprehensive income (loss) is primarily comprised of unrealized gains (losses) on actively managed fixed maturity investments. Such amounts, included in shareholder's equity as of December 31, 2002 and 2001, were summarized as follows:

                                                                                                        2002       2001
                                                                                                        ----       ----
                                                                                                     (Dollars in millions)
Unrealized gains (losses) on investments..........................................................      $ 65.5    $(117.0)
Adjustments to cost of policies purchased and cost of policies produced...........................        (9.1)      26.5
Deferred income tax benefit (expense).............................................................       (20.3)      32.7
                                                                                                        -------   -------

       Accumulated other comprehensive income (loss)..............................................      $ 36.1    $ (57.8)
                                                                                                        ======    =======


     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 2002, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                   (Dollars in millions)
Due in one year or less........................................................................    $   41.3      $   41.9
Due after one year through five years..........................................................       169.3         173.8
Due after five years through ten years.........................................................       817.8         844.8
Due after ten years............................................................................     1,690.2       1,666.0
                                                                                                   --------      --------

     Subtotal..................................................................................     2,718.6       2,726.5
Mortgage-backed securities (a).................................................................     1,163.2       1,223.7
                                                                                                   --------      --------

        Total actively managed fixed maturities ...............................................    $3,881.8      $3,950.2
                                                                                                   ========      ========

------------------
(a) Includes below-investment grade mortgage-backed securities with an amortized cost and estimated fair value of $6.8 million and $2.0 million, respectively.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Net investment income consisted of the following:

                                                                       2002         2001         2000
                                                                       ----         ----         ----
                                                                            (Dollars in millions)
Actively managed fixed maturity securities........................     $284.8      $313.5        $331.1
Equity securities.................................................         .5         2.1           4.6
Equity securities - affiliated....................................        8.5         8.1           7.8
Mortgage loans....................................................       30.9        32.4          34.8
Policy loans......................................................       17.6        18.1          15.9
Other invested assets.............................................        (.9)        1.5           5.9
Cash and cash equivalents.........................................        2.8         6.6           4.2
                                                                       ------      ------        ------

   Gross investment income........................................      344.2       382.3         404.3
Investment expenses...............................................        3.1         3.4           3.8
                                                                       ------      ------        ------

     Net investment income........................................     $341.1      $378.9        $400.5
                                                                       ======      ======        ======

     The carrying value of fixed maturity investments that were not accruing investment income totaled $65.4 million, $16.6 million and $4.5 million in 2002, 2001 and 2000, respectively.

     Investment losses, net of investment expenses, were included in revenue as follows:


                                                                       2002         2001         2000
                                                                       ----         ----         ----
                                                                            (Dollars in millions)
Fixed maturities:
   Gross gains....................................................    $  47.5       $ 48.0       $  6.0
   Gross losses...................................................      (46.3)       (43.7)       (27.6)
   Other than temporary decline in fair value.....................     (138.0)       (44.4)       (28.7)
                                                                      -------        -----       ------

       Net investment gains (losses) from fixed maturities before
         expenses.................................................     (136.8)       (40.1)       (50.3)

Equity securities.................................................       (1.0)         (.2)          .5
Other than temporary decline in fair value of equity securities
   and other invested assets......................................      (52.4)        (7.0)        (9.5)
Other.............................................................        2.7         (2.6)        (2.4)
                                                                      -------       ------       ------

       Net investment gains (losses) before expenses..............     (187.5)       (49.9)       (61.7)
Investment expenses...............................................        8.6          9.3          9.0
                                                                      -------       ------       ------

       Net investment losses......................................    $(196.1)      $(59.2)      $(70.7)
                                                                      =======       ======       ======

     At December 31, 2002, the mortgage loan balance was primarily comprised of commercial loans. Approximately 9.3 percent, 8.3 percent, 7.7 percent, 7.1 percent, 6.5 percent, 5.5 percent and 5.3 percent of the mortgage loan balance were on properties located in Louisiana, Florida, New York, Massachusetts, Ohio, Maine and Indiana, respectively. No other state comprised greater than 5 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 2002. Our allowance for loss on mortgage loans was $3.0 million at both December 31, 2002 and 2001.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $29.0 million at December 31, 2002.

     At December 31, 2002, the Company holds $47.8 million of investments related to a 50 story office building in New

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

York City known as the General Motors Building. Such investments are primarily held in our fixed maturity investment portfolio.

     The Company had one investment in excess of 10 percent of shareholder's equity at December 31, 2002, other than investments issued or guaranteed by the United States government or a United States government agency. At December 31, 2002, the Company had investments in Allison Collateral Trust Senior Notes with an amortized cost and estimated fair value of $66.0 million and $62.5 million, respectively.

4.   INSURANCE LIABILITIES:

     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption         2002         2001
                                                         ----------   ----------   ----------         ----         ----
                                                                                                    (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:
       Investment contracts............................      N/A          N/A          (c)        $  867.3       $1,041.8
       Universal life-type contracts...................      N/A          N/A          N/A         3,339.5        3,333.9
                                                                                                  --------       --------

         Total interest-sensitive products.............                                            4,206.8        4,375.7
                                                                                                  --------       --------
     Traditional products:
       Traditional life insurance contracts............    Company
                                                         experience       (a)          4%            530.9          538.6
       Limited-payment contracts.......................    Company
                                                         experience,
                                                       if applicable      (b)          5%            115.0          115.5
       Individual and group accident and health........    Company      Company
                                                         experience   experience       4%            174.4          159.5
                                                                                                  --------       --------

         Total traditional products....................                                              820.3          813.6
                                                                                                  --------       --------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           213.0          219.5
                                                                                                  --------       --------

         Total.........................................                                           $5,240.1       $5,408.8
                                                                                                  ========       ========

-------------
(a)  Principally modifications of the 1965 - 70 Basic Tables.
(b) Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.
(c) In 2002 and 2001: (i) approximately 87 percent and 89 percent, respectively, of this liability represented account balances where future benefits are not guaranteed; and (ii) approximately 13 percent and 11 percent, respectively, represented the present value of guaranteed future benefits determined using an average interest rate of approximately 6 percent.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

5.   INCOME TAXES:

     Income tax liabilities were comprised of the following:


                                                                                                      2002         2001
                                                                                                      ----         ----
                                                                                                    (Dollars in millions)
Deferred income tax (liabilities) assets:
    Net operating loss carryforwards...........................................................     $     -      $  15.4
    Capital loss carryforwards.................................................................        16.4          -
    Investments (primarily actively managed fixed maturities)..................................        40.5          7.5
    Cost of policies purchased and cost of policies produced...................................      (167.3)      (178.1)
    Insurance liabilities......................................................................       256.1        277.5
    Unrealized depreciation....................................................................       (20.3)        32.7
    Other......................................................................................        31.4          6.9
                                                                                                    -------      -------

         Deferred income tax assets............................................................       156.8        161.9
         Valuation allowance...................................................................      (156.8)         -
Current income tax assets .....................................................................        35.7         31.9
                                                                                                    -------      -------

         Income tax assets.....................................................................     $  35.7      $ 193.8
                                                                                                    =======      =======

     Income tax expense (benefit) was as follows:

                                                                2002          2001         2000
                                                                ----          ----         ----
                                                                      (Dollars in millions)
Current tax provision (benefit)...........................     $(12.8)       $ (5.8)       $ 21.6
Deferred tax provision (benefit)..........................        -            (5.9)        (22.7)
Valuation allowance.......................................      108.6           -             -
                                                               ------        ------        ------

       Income tax expense (benefit).......................     $ 95.8        $(11.7)       $ (1.1)
                                                               ======        ======        ======

     A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the statement of operations is as follows:


                                                                2002          2001         2000
                                                                ----          ----         ----
U.S. statutory corporate rate...............................    (35.0)%       (35.0)%      (35.0)%
Nondeductible goodwill amortization.........................      -            17.6         37.2
Income tax credits..........................................     (1.1)         (5.3)       (10.1)
Valuation allowance.........................................     49.7           -            -
Net tax benefits not currently recognized...................     22.6           -            -
Loss on impairment of affiliated investment.................      6.9           -            -
Other.......................................................       .7          (6.8)         1.8
                                                                -----         -----       ------

     Income tax expense (benefit)...........................     43.8%        (29.5)%       (6.1)%
                                                                =====         =====       ======

     At December 31, 2002, the Company had federal capital loss carryforwards of $16.4 million available for use on future tax returns. These carryforwards will expire as follows: $3.1 million in 2006; and $13.3 million in 2007.

     The Company is currently under examination by the Internal Revenue Service for tax years ending December 31, 1997 and 1998. The outcome of the examination is not expected to result in material adverse deficiencies.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

6.   OTHER DISCLOSURES:

     Leases

     The Company rents office space, equipment and computer software under noncancellable operating leases. As a result of the sale of the Company's health insurance business in 1996 and the acquisition by Conseco, the Company entered into an agreement to sublease its home office building to an unaffiliated company. The building was leased from a joint venture partnership in which the Company has a one-third interest. Total rental expense was $5.2 million in 2002, $4.1 million in 2001 and $4.3 million in 2000. Future required minimum rental payments as of December 31, 2002, were as follows (dollars in millions):


              2003........................................................      $ 3.6
              2004........................................................        3.7
              2005........................................................        3.8
              2006........................................................        3.8
              2007........................................................        3.9
              Thereafter..................................................       22.3
                                                                                -----

                                              Total.......................      $41.1
                                                                                =====

     Postretirement Plan

     The Company provides health care and life insurance benefits for certain eligible retired employees under a partially funded plan. Such postretirement benefit plan is contributory, with participants' contributions adjusted annually. Amounts related to the postretirement benefit plan were as follows:

                                                                                    2002       2001
                                                                                    ----       ----
                                                                                 (Dollars in millions)
Benefit obligation, beginning of year.........................................     $ 19.4    $  15.5
    Interest cost.............................................................        1.3        1.1
    Plan participants' contributions..........................................         .6         .3
    Actuarial loss............................................................         .6        3.8
    Benefits paid.............................................................       (2.1)      (1.3)
                                                                                   ------    -------

Benefit obligation, end of year...............................................     $ 19.8    $  19.4
                                                                                   ======    =======

Fair value of plan assets, beginning of year..................................       $2.0    $   3.0
    Actual return on plan assets..............................................        -           .3
    Employer contributions....................................................        1.2        -
    Benefits paid.............................................................       (2.1)      (1.3)
                                                                                   ------    -------

Fair value of plan assets, end of year........................................     $  1.1    $   2.0
                                                                                   ======    =======

Funded status.................................................................     $(18.7)   $ (17.4)
Unrecognized net actuarial gain...............................................       (7.1)      (7.6)
                                                                                   ------    -------

       Accrued benefit liability..............................................     $(25.8)   $ (25.0)
                                                                                   ======    =======

     We used the following weighted average assumptions to calculate benefit obligations for our 2002 and 2001 valuations: discount rate of approximately 6.5 percent and 7.0 percent, respectively; and an expected return on plan assets of approximately 4.6 percent and 4.6 percent, respectively. For measurement purposes, we assumed a 11.5 percent annual rate

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

of increase in the per capita cost of covered health care benefits for 2003, decreasing gradually to 5 percent in 2015 and remaining level thereafter.

     Components of the cost we recognized related to the postretirement plan were as follows:

                                                                   2002    2001   2000
                                                                   ----    ----   ----
                                                                  (Dollars in millions)
Interest cost..................................................   $ 1.3    $1.1    $1.2
Expected return of plan assets.................................     (.1)    (.1)    (.2)
Amortization of unrecognized gain..............................      -      (.8)    (.8)
Recognized net actuarial loss..................................     (.5)     -       -
                                                                  -----    ----    ----

       Net periodic benefit cost...............................   $  .7    $ .2    $ .2
                                                                  =====    ====    ====


     A one-percentage-point change in the assumed health care cost trend rates would have an insignificant effect on the net periodic benefit cost of our postretirement benefit obligation.

     Litigation

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of such matters cannot be predicted, such lawsuits currently pending against the Company are not expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, results of operations or cash flows.

     Guaranty Fund Assessments

     The balance sheet at December 31, 2002, includes: (i) accruals of $6.0 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 2002; and (ii) receivables of $1.5 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2001, such guaranty fund assessment related accruals were $6.0 million and such receivables were $1.7 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $.5 million in 2002, $.9 million in 2001 and $2.5 million in 2000.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $107.5 million in 2002, $112.2 million in 2001 and $125.0 million in 2000.

     At December 31, 2002 and 2001, the Company held preferred stock of CIHC totaling $57.4 million and $97.6 million, respectively. The value of the preferred stock at December 31, 2002, is equal to the value that has been reflected as an admitted asset on the statutory financial statements of the Company at that date, as reflected in the Debtors' Disclosure Statement as filed with the Bankruptcy Court. As a result, the Company recognized a $43.0 million other-than-temporary impairment on this investment in 2002. No assurance can be given as to what the value of CIHC's preferred stock will be upon completion of the bankruptcy proceedings. At this time, it is not possible to predict with certainty when CIHC will emerge from bankruptcy.

     During 2002, the Company received capital contributions from its parent totaling $306.2 million consisting of: (i) the forgiveness of a surplus debenture and accrued interest totaling $271.2 million; and (ii) $35.0 million in cash.

     On December 31, 2001, the Company had a surplus debenture payable to its parent with an outstanding balance of

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

$254.2 million. Principal payments of $25.0 million were due annually beginning June 30, 2004, with a final principal payment of $129.2 million due on June 30, 2009. As discussed above, the surplus debenture was forgiven by the parent in 2002. Interest expense on the surplus debenture was $17.0 million, $23.2 million and $28.4 million in 2002, 2001 and 2000, respectively.

     During 2001, the Company recorded dividends paid on common stock totaling $40.6 million. Such dividends to our parent consisted of: (i) cash dividends of $14.8 million; and (ii) the transfer of actively managed fixed maturity securities with a carrying value of $25.8 million.

     On December 31, 2001, the Company assumed a block of specified disease policies from an affiliated company pursuant to a modified coinsurance agreement. At December 31, 2001, the Company increased the cost of policies purchased and recorded a ceding commission payable of $67.6 million related to such reinsurance agreement (included in other liabilities in the consolidated balance sheet).

     During 2000, the Company recorded dividends on common stock totaling $77.7 million. Such dividends to our parent consisted of: (i) cash dividends of $31.2 million; and (ii) the transfer of actively managed fixed maturity securities with a carrying value of $46.5 million.

7.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                                            2002           2001         2000
                                                                            ----           ----         ----
                                                                                 (Dollars in millions)
Premiums collected:
   Direct premiums collected............................................   $ 727.2        $ 753.6      $ 689.0
   Reinsurance assumed..................................................     100.7           24.1         59.3
   Reinsurance ceded....................................................    (112.4)        (150.7)      (112.0)
                                                                           -------        -------      -------

       Premiums collected, net of reinsurance...........................     715.5          627.0        636.3

   Change in unearned premiums..........................................        .5            -           -
   Less premiums on universal life and products without mortality and morbidity risk which are recorded as additions to insurance
       liabilities......................................................     508.6          502.8        491.5
                                                                           -------       --------      -------
       Premiums on traditional products with mortality or morbidity risk,
         recorded as insurance policy income............................     207.4          124.2        144.8
Fees and surrender charges on interest-sensitive products...............     362.8          357.7        378.0
                                                                           -------       --------      -------

       Insurance policy income..........................................   $ 570.2       $  481.9      $ 522.8
                                                                           =======       ========      =======

     The five states with the largest shares of 2002 collected premiums were California (16 percent), Texas (13 percent), New Jersey (9.1 percent), Florida (7.7 percent) and Pennsylvania (5.1 percent). No other state accounted for more than 4 percent of total collected premiums.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Changes in the cost of policies purchased were as follows:

                                                                2002          2001         2000
                                                                ----          ----         ----
                                                                      (Dollars in millions)
Balance, beginning of year................................     $390.4         $388.0      $520.8
   Additional acquisition expense on acquired policies....        2.1            2.7         4.1
   Amortization...........................................      (61.4)         (46.7)      (54.9)
   Amounts related to fair value adjustment of
     actively managed fixed maturities....................      (31.2)         (21.2)      (46.0)
   Reinsurance............................................        6.8           67.6         -
   Balance sheet reclassification adjustments and other...        -              -         (36.0)
                                                               ------         ------      ------

Balance, end of year......................................     $306.7         $390.4      $388.0
                                                               ======         ======      ======

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 15 percent of the December 31, 2002, balance of cost of policies purchased in 2003, 11 percent in 2004, 8 percent in 2005, 6 percent in 2006 and 6 percent in 2007. The average discount rate used to determine the amortization of the cost of policies purchased was 5 percent in 2002.

     Changes in the cost of policies produced were as follows:

                                                                 2002          2001         2000
                                                                 ----          ----         ----
                                                                      (Dollars in millions)
Balance, beginning of year................................       $310.8       $272.1       $247.6
   Additions..............................................         78.2         85.9        107.7
   Amortization...........................................        (52.5)       (48.1)       (67.4)
   Amounts related to fair value adjustment of
     actively managed fixed maturities....................         (4.4)          .9         (4.3)
   Balance sheet reclassification adjustments.............          -            -          (11.5)
                                                                 ------       ------       ------

Balance, end of year......................................       $332.1       $310.8       $272.1
                                                                 ======       ======       ======

8.   STATEMENT OF CASH FLOWS:

     Income taxes paid (received) totaled $(9.3) million in 2002, $27.1 million in 2001 and $12.5 million in 2000.

9.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following combined amounts to regulatory agencies:

                                                                                     2002            2001
                                                                                     ----            ----
                                                                                     (Dollars in millions)
   Statutory capital and surplus..................................................  $181.9          $253.4

   Asset valuation reserve........................................................     1.4            11.4

   Interest maintenance reserve...................................................    60.2            62.1

     Our combined statutory net income (loss) was $(80.7) million, $(58.5) million and $32.8 million in 2002, 2001 and 2000, respectively.

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. During 2001, the Company paid dividends to its parent totaling $40.6 million, all of which was considered an extraordinary dividend and was approved by the Illinois Department of Insurance. No such dividends were paid in 2002. Under State of Illinois insurance regulations, dividends may be paid only from earned surplus without prior approval. Therefore, the Company's unassigned surplus deficit must be eliminated before the Company can pay any dividends without prior approval.

     On October 30, 2002, Bankers National Life Insurance Company and Conseco Life Insurance Company of Texas (on behalf of itself and its insurance subsidiaries including the Company and Conseco Life), Conseco's insurance subsidiaries domiciled in Texas, each entered into consent orders with the Commissioner of Insurance for the State of Texas whereby they agreed: (i) not to request any dividends or other distributions before January 1, 2003 and, thereafter, not to pay any dividends or other distributions to parent companies outside of the insurance system without the prior approval of the Texas Insurance Commissioner; (ii) to continue to maintain sufficient capitalization and reserves as required by the Texas Insurance Code; (iii) to request approval from the Texas Insurance Commissioner before making any disbursements not in the ordinary course of business; (iv) to complete any pending transactions previously reported to the proper insurance regulatory officials prior to and during Conseco's restructuring, unless not approved by the Texas Insurance Commissioner; (v) to obtain a commitment from Conseco and CIHC to maintain their infrastructure, employees, systems and physical facilities prior to and during Conseco's restructuring; and (vi) to continue to permit the Texas Insurance Commissioner to examine its books, papers, accounts, records and affairs. Conseco Life Insurance Company of Texas is the parent of all of Conseco's insurance subsidiaries, except for Bankers National Life Insurance Company. The consent orders do not prohibit the payment of fees in the ordinary course of business pursuant to existing administrative, investment management and marketing agreements with Conseco's non-insurance subsidiaries.

     The National Association of Insurance Commissioners (the "NAIC") adopted codified statutory accounting principles in a process referred to as codification. Such principles are summarized in the Accounting Practices and Procedures Manual. The revised manual was effective January 1, 2001. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that we use to prepare our statutory-basis financial statements. The impact of these changes increased our statutory-based capital and surplus as of January 1, 2001, by approximately $42.0 million.

     The NAIC's Risk-Based Capital for Life and/or Health Insurers Model Act (the "Model Act") provides a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and whether there is a need for possible regulatory attention. The Model Act provides four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, asset valuation reserve and certain other adjustments) to its authorized control level risk based capital ("ACLRBC"): (i) if a company's total adjusted capital is less than or equal to 200 percent but greater than 150 percent of its ACLRBC (the "Company Action Level"), the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position; (ii) if a company's total adjusted capital is less than or equal to 150 percent but greater than 100 percent of its ACLRBC (the "Regulatory Action Level"), the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be followed; (iii) if a company's total adjusted capital is less than or equal to 100 percent but greater than 70 percent of its ACLRBC (the "Authorized Control Level"), the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company's total adjusted capital is less than or equal to 70 percent of its ACLRBC (the "Mandatory Control Level"), the regulatory authority must place the company under its control. In addition the Model Law provides for an annual trend test if a company's total adjusted capital is between 200 percent and 250 percent of its ACLRBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over ACLRBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 190 percent of its ACLRBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level.

     The 2002 statutory annual statements filed with the state insurance regulators reflected total adjusted capital in excess of the levels subjecting us to any regulatory action. However, our ACLRBC ratios have declined significantly over the last

                     WASHINGTON NATIONAL INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

year and are near the level which would require us to submit a comprehensive plan aimed at improving our capital position.

     The aggregate ACLRBC ratio for the Company and its subsidiary was 260 percent at December 31, 2002, compared to 365 percent at December 31, 2001. We are taking actions intended to improve our ACLRBC ratios. Such actions include:
(i) discontinuing or reducing sales of products that create initial reductions in statutory surplus because of the costs of selling the products; (ii) reducing operating expenses; and (iii) restructuring our investment portfolio to better match the risk profile of the portfolio with our earnings and capital requirements. We have discussed these actions with insurance regulators in each of the states in which we are domiciled. The audited statutory financial statements generally are not completed until around June 1 of each year (the date such audited financial statements are generally required to be filed with state insurance departments). Any significant audit adjustments to these financial statements resulting in a reduction in capital could cause our ACLRBC ratio to fall below the trend test level requiring the trended total adjusted capital to be calculated. In addition, the Company has been and will be discussing the appropriate statutory accounting treatment for certain investments with the state insurance regulators. If the ultimate outcome of these discussions resulted in adjustments to the December 31, 2002 statutory financial statements, we could be required to complete the trend test. If a trend test were required, such a test would likely result in trended total adjusted capital which is less than 190 percent of ACLRBC.

     Our internal actuaries must annually render opinions concerning the adequacy of our insurance reserves. Our actuaries rendered unqualified opinions at December 31, 2002. Such opinions reference the Chapter 11 cases of the Debtors and recent downgrades of our insurance company ratings as being outside the scope of the actuarial opinion, meaning that the actuaries did not believe it was appropriate to calculate what impact, if any, such events would have on the life insurance reserves. Regulators have raised the question as to whether or not such references result in the actuarial opinions becoming qualified opinions. We continue to believe the actuarial opinions are unqualified opinions. If the actuarial opinions were qualified opinions, more stringent rules would apply for calculating ACLRBC which we believe would result in our ACLRBC falling below the trend test level.